UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 28, 2022

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Sherman Street, Suite 1200,		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On April 28, 2022, SM Energy Company (“Company”) issued a press release announcing its financial results for the first quarter of 2022, as well as providing an operational update and announcing its planned participation in upcoming investor conferences and the related details. As indicated in the press release, the Company scheduled a webcast and conference call for April 29, 2022, at 8:00 a.m. Mountain time/10:00 a.m. Eastern time to answer questions. The conference call is publicly accessible via webcast and telephone (available live and for replay), and the press release includes instructions for accessing the webcast via the Company's website or dialing in to the call. A replay of the call will be available on the Company’s website beginning approximately one hour after the call until May 13, 2022. Availability of the call replay posted on the Company’s website is at the Company’s discretion and may be discontinued at any time. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.
Item 8.01    Other Events.
On April 28, 2022, the Company issued a notice of redemption to the holders of the Company's 10.0% Senior Secured Notes due 2025 (“2025 Senior Secured Notes”) notifying such holders that the Company intends to redeem the $446.7 million aggregate principal amount outstanding of its 2025 Senior Secured Notes on June 17, 2022 (“Redemption Date”). In accordance with the terms of the indenture governing the 2025 Senior Secured Notes, the redemption price will be equal to 107.5 percent of the principal amount outstanding of the 2025 Senior Secured Notes on the Redemption Date ($1,075 per $1,000 principal amount outstanding), plus accrued and unpaid interest.
UMB Bank, N.A., as trustee for the 2025 Senior Secured Notes, issued a notice to registered holders of the 2025 Senior Secured Notes concerning the redemption. After such redemption, no 2025 Senior Secured Notes will remain outstanding. The foregoing does not constitute a notice of redemption with respect to the 2025 Senior Secured Notes.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of SM Energy Company dated April 28, 2022, entitled "SM Energy Reports First Quarter 2022 Results & Announces Redemption of its 10.0% Senior Secured Notes"
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	April 28, 2022	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Vice President - Chief Accounting Officer and Controller
(Principal Accounting Officer)